COLUMBIA FUNDS VARIABLE INSURANCE TRUST

                 Columbia Large Cap Growth Fund, Variable Series
                                  (the "Fund")

           Supplement dated December 30, 2008 to the Prospectuses and
              Statement of Additional Information dated May 1, 2008



                  Effective December 31, 2008, Paul J. Berlinguet will no longer serve as co-portfolio manager of the Fund. Accordingly, all references to Mr. Berlinguet as co-manager of the Fund are removed from the Prospectuses and Statement of Additional Information for all share classes of the Fund.



















        Shareholders should retain this Supplement for future reference.